Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.4

SEVENTH AMENDMENT

SEVENTH AMENDMENT (this “Amendment”), dated as of July 17, 2008 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PHARMANET DEVELOPMENT GROUP, INC. (f/k/a SFBC INTERNATIONAL, INC.) (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.

Definitions.  Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

Section 2.

Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by making the following changes to the definition of “Consolidated EBITDA”:

(a)

deleting the word “and” at the end of clause (i) of that definition;

(b)

adding the following clauses (j) through (o) to follow clause (i) of that definition:

“(j)

an amount not to exceed $*** (to be taken by June 30, 2008), representing charges incurred for the Derivative Suit,

“(k)

an amount not to exceed $*** (to be taken by June 30, 2008), representing charges incurred for the Class Action Suit,

“(l)

an amount not to exceed $*** (to be taken by December 31, 2008), representing charges associated with the SEC Investigation,

“(m)

an amount not to exceed $*** (to be taken by December 31, 2008), representing charges incurred for severance and other employee separation costs associated with the 2008 Reduction in Force Severance Charge,

“(n)

an amount not to exceed $*** (to be taken by March 31, 2009), representing charges associated with the FAS 146 Accrual,

“(o) an amount not to exceed $*** (to be taken by September 30, 2008), representing charges incurred for severance and other employee separation costs associated with Borrower’s Corporate Business and which was previously part of the permissible add-backs related to Borrower’s Early-Stage Business; and” and

(c)

adding the following new defined terms in appropriate alphabetical order:

(i)

“‘Derivative Suit’ shall mean the Federal Derivative Action as defined in the First Quarter 10-Q.”

(ii)

“‘Class Action Suit’ shall mean the Federal Securities Actions as defined in the First Quarter 10-Q.”

(iii)

“‘SEC Investigation’ shall mean the private investigation being conducted by the Securities Exchange Commission as described in the First Quarter 10-Q.”

(iv)

“‘2008 Reduction in Force Severance Charge’ shall mean severance charges recorded or to be recorded by the Borrower in connection with workforce reductions in both the early stage segment and the late stage segment.”

(v)

“‘FAS 146 Accrual’ shall mean charges recorded or to be recorded by the Borrower under SFAS 146 in connection with office closings in Washington, D.C, Florida, North Carolina and Australia, related to the late stage segment.”

(vi)

“‘First Quarter 10-Q’ shall mean the Borrower’s Form 10-Q for the period ending March 31, 2008 as filed with the Securities Exchange Commission on May 9, 2008.”

(vii)

“‘Seventh Amendment’ shall mean the Seventh Amendment, dated as of July 17, 2008, to this Agreement.”

(d)

by amending the definition of “Projected LTM EBITDA” to read its entirety as follows:

“‘Projected LTM EBITDA’ shall mean, for any period of 12 consecutive fiscal months of the Borrower, the Borrower’s projected Consolidated EBITDA for such period as set forth in the budget provided in connection with the Fourth Amendment through the period ending June 30, 2008 and in connection with the Seventh Amendment for periods ending thereafter, as submitted to the Administrative Agent in compliance with Section 5.01(g).”

Section 3.

Waivers.  Notwithstanding anything in the Credit Agreement to the contrary, the Lenders hereby (a) waive (i) compliance with the requirements of Section 6.10(a), Section 6.10(b) and Section 6.10(c) of the Credit Agreement, solely with respect to the fiscal quarter ended March 31, 2008, and (ii) any Default or Event of Default that may have resulted from the failure of the Company to comply with such requirements prior to the effectiveness of this Amendment.

Section 4.

Amendment to Section 6.10(c) of the Credit Agreement.  Section 6.10(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(c)

Minimum Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio, for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Period	Fixed Charge Coverage Ratio
September 30, 2006 to December 30, 2006	*** to ***
December 31, 2006 to June 29, 2007	*** to ***
June 30, 2007 to September 29, 2007	*** to ***
September 30, 2007 to December 30, 2007	*** to ***
December 31, 2007 to March 29, 2008	*** to ***
March 30, 2008 to June 29, 2008	*** to ***
June 30, 2008 to September 29, 2008	*** to ***
September 30, 2008 to December 30, 2008	*** to ***
December 31, 2008 and thereafter	*** to ***”

Section 5.

Conditions to Effectiveness.  This Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the “Amendment Effective Date”):

(a)

The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

(b)

The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.

(c)

The Administrative Agent shall have received all fees required to be paid and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent and fees and charges relating to this Amendment).

Section 6.

Representations and Warranties.

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)

No Default or Event of Default has occurred and is continuing.

(b)

Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

Section 7.

Limited Amendment.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or the Guarantors that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 8.

Payment of Fees and Expenses.

(a)

The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(b)

If the Amendment Effective Date occurs, the Borrower agrees to pay an amendment fee to the Administrative Agent for the account of each Lender that has executed and delivered this Amendment to the Administrative Agent on or prior to 5:00 p.m. New York time on July 17th, 2008, in an amount equal to ***% of the Revolving Credit Commitment of such Lender.  Such amendment fee shall be payable on July 18th, 2008.  The Borrower agrees that the amendment fee payable hereunder is an amount due under the Credit Agreement for purposes of Section 8.01(b) thereof.

Section 9.

Miscellaneous.

(a)

Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  Delivery of an executed signature page of this Amendment or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(b)

Binding Effect.  The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

(c)

GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PHARMANET DEVELOPMENT GROUP, INC.

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Chief Financial Officer

UBS AG, STAMFORD BRANCH
as Administrative Agent

By:	/s/ Mary E. Evans
Name: Title:	Mary E. Evans Associate Director

By:	/s/ Irja R. Otsa
Name: Title:	Irja R. Otsa Associate Director

Allied Irish Banks, plc (NAME OF LENDER)

By:	/s/ Norbert Galligan
Name: Title:	Norbert Galligan Vice President

By:	/s/ Joanne Gibson
Name: Title:	Joanne Gibson Assistant Vice President

General Electric Capital Corporation (NAME OF LENDER)

By:	/s/ Andrew D. Moore
Name: Title:	Andrew D. Moore Duly Authorized Signatory

Sovereign Bank (NAME OF LENDER)

By:	/s/ Arlene S. Pedovitch
Name: Title:	Arlene S. Pedovitch Vice President

DB1/62026475.1

UBS Loan Finance LLC (NAME OF LENDER)

By:	/s/ Mary E. Evans
Name: Title:	Mary E. Evans Associate Director

By:	/s/ Irja R. Otsa
Name: Title:	Irja R. Otsa Associate Director

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Seventh Amendment, dated as of July 17, 2008 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PHARMANET DEVELOPMENT GROUP, INC. (f/k/a SFBC INTERNATIONAL, INC.) (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Credit Agreement and the Security Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of July 17, 2008.

PHARMANET DEVELOPMENT GROUP, INC.

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Executive Vice President and Chief Financial Officer

11190 BISCAYNE, LLC

By:	PHARMANET DEVELOPMENT GROUP, INC., as its sole member

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Executive Vice President and Chief Financial Officer

CLINICAL PHARMACOLOGY INTERNATIONAL, INC. SFBC FT. MYERS, INC. KEYSTONE ANALYTICAL, INC. SOUTH FLORIDA KINETICS, INC. TAYLOR TECHNOLOGY, INC.

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Treasurer

.

PHARMANET (C.A.), INC. PHARMANET, INC., a Pennsylvania corporation PHARMASITE, INC. PHARMANET (P.A.), INC. PHARMA HOLDINGS, INC.

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Senior Vice President and Chief Financial Officer

PHARMANET, LLC

By:	PharmaNet, Inc., a Pennsylvania corporation, as its managing member

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Senior Vice President and Chief Financial Officer

PHARMASOFT, LLC

By:	PharmaNet, LLC, as its sole member

By:	/s/ John P. Hamill
Name: Title:	John P. Hamill Senior Vice President and Chief Financial Officer